                                                                   Exhibit (24)
                            FIRST UNION CORPORATION


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.



             Signature                                       Capacity
-----------------------------------   -----------------------------------------------------
/s/  EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and Director
----------------------------------
Edward E. Crutchfield

/s/  ROBERT T. ATWOOD                 Executive Vice President and Chief Financial Officer
----------------------------------
Robert T. Atwood

/s/  JAMES H. HATCH                   Senior Vice President and Controller
----------------------------------
James H. Hatch                        (Principal Accounting Officer)
                                      Director

----------------------------------
Edward E. Barr

/s/  G. ALEX BERNHARDT                Director
----------------------------------
G. Alex Bernhardt

/s/  W. WALDO BRADLEY                 Director
----------------------------------
W. Waldo Bradley

/s/  ROBERT J. BROWN                  Director
----------------------------------
Robert J. Brown

/s/  A. DANO DAVIS                    Director
----------------------------------
A. Dano Davis

/s/  R. STUART DICKSON                Director
----------------------------------
R. Stuart Dickson

/s/  B. F. DOLAN                      Director
----------------------------------
B. F. Dolan

/s/  RODDEY DOWD, SR.                 Director
----------------------------------
Roddey Dowd, Sr.

/s/  JOHN R. GEORGIUS                 Director
----------------------------------
John R. Georgius

              Signature                 Capacity
------------------------------------   ---------
                                       Director
----------------------------------
Arthur M. Goldberg

/s/  WILLIAM H. GOODWIN, JR.           Director
----------------------------------
William H. Goodwin, Jr.

/s/  HOWARD H. HAWORTH                 Director
----------------------------------
Howard H. Haworth

/s/  FRANK M. HENRY                    Director
----------------------------------
Frank M. Henry

/s/  LEONARD G. HERRING                Director
----------------------------------
Leonard G. Herring

/s/  JACK A. LAUGHERY                  Director
----------------------------------
Jack A. Laughery

/s/  MAX LENNON                        Director
----------------------------------
Max Lennon

/s/  RADFORD D. LOVETT                 Director
----------------------------------
Radford D. Lovett

/s/  MACKEY J. MCDONALD                Director
----------------------------------
Mackey J. McDonald

/s/  MALCOLM S. MCDONALD               Director
----------------------------------
Malcolm S. McDonald

/s/  JOSEPH NEUBAUER                   Director
----------------------------------
Joseph Neubauer

/s/  RANDOLPH N. REYNOLDS              Director
----------------------------------
Randolph N. Reynolds

/s/  RUTH G. SHAW                      Director
----------------------------------
Ruth G. Shaw

/s/  CHARLES M. SHELTON, SR.           Director
----------------------------------
Charles M. Shelton, Sr.

/s/  LANTY L. SMITH                    Director
----------------------------------
Lanty L. Smith

             Signature                 Capacity
-----------------------------------   ---------
/s/  ANTHONY P. TERRACCIANO           Director
----------------------------------
Anthony P. Terracciano

                                      Director
----------------------------------
Dewey L. Trogdon

/s/  JOHN D. UIBLE                    Director
----------------------------------
John D. Uible

/s/  B. J. WALKER                     Director
----------------------------------
B. J. Walker

Dated: February 17, 1998
Charlotte, North Carolina